EXHIBIT 99.2
                                                                FORM 10-Q
                                              QUARTER ENDED JUNE 30, 2002




                        Bucyrus International, Inc.

                CERTIFICATION OF PERIODIC FINANCIAL REPORT
         PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Bucyrus International, Inc. certifies that the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2002 (the "Report")

     (1) Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated:  August 12, 2002                 /s/Craig R. Mackus
                                        Craig R. Mackus
                                        Secretary and Controller


This certification accompanies the Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.